UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ALLIED GAMING & ENTERTAINMENT INC.
(Name of Registrant as Specified In Its Charter)

KNIGHTED PASTURES, LLC ROY CHOI WALTER IVEY DELPH III JENNIFER VAN DIJK
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 31, 2024

Knighted Pastures, LLC

___________________, 2024

Dear Fellow Allied Gaming Stockholders:

Knighted Pastures, LLC and its managing member, Roy Choi (together, the “Knighted Parties,” “we,” “our,” or “us”), including the other participants named herein, collectively represent the second largest stockholding of Allied Gaming & Entertainment Inc., a Delaware corporation (“Allied Gaming” or the “Company”), with aggregate beneficial ownership of 11,986,423 shares of Common Stock, $0.0001 par value per share (the “Common Stock”), of the Company, constituting approximately 27.1% of the outstanding shares of Common Stock of the Company. We believe meaningful change to the composition of the Company’s Board of Directors (the “Board”) is urgently needed to ensure that the Company is being run in a manner consistent with your best interests. Accordingly, we are seeking your support for the election of our three (3) highly-qualified nominees, Roy Choi, Walter Ivey Delph III, and Jennifer van Dijk (collectively, the “Knighted Nominees”), to the Board at the 2024 annual meeting of stockholders to be held virtually and exclusively online via live audio-only webcast on December 30, 2024, at _____ __.m. Eastern time at www.____________ (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The Company has a classified Board, which is currently divided into three (3) classes. The terms of three Class B directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) nominees. We have thoughtfully recruited the Knighted Nominees, who have significant experience in areas such as corporate governance, finance, and the entertainment and gaming industries. As explained in the attached Proxy Statement, we believe the Knighted Nominees, if elected, will work seamlessly with Allied Gaming’s remaining directors to restore stakeholder confidence.

We believe that there is significant value trapped within Allied Gaming’s languishing shares. Since the Company’s sale of its World Poker Tour business for $106 million in cash in July 2021, the Board has engaged in what certainly appears to be a flawed business and capital allocation strategy, resulting in marginal business growth and continued operating losses. More troubling, we believe some of the current members of the Board have breached their fiduciary duties by taking actions to entrench themselves and enrich their affiliate, Ourgame International Holdings Limited, a Cayman Islands entity with its principal operations in China (“Ourgame”), at the expense of the Company’s stockholders, as set forth in more detail in the attached Proxy Statement. Accordingly, we believe immediate changes in the Company’s leadership are necessary to address the continued destruction of stockholder value and to ensure that the Board is acting in your best interest. We believe now is also the time for measures to enhance transparency and accountability of the Board, in order to create a sustainable, successful long-term strategy to unlock the Company’s trapped value.

Given the deeply concerning conduct of many members of the Board and the Company’s staggering underperformance, we are also seeking your support to remove for cause three (3) current Board members, Yangyang Li, Yushi Guo, and Yuanfei Qu. The Company’s stockholders deserve a Board that will uphold its fiduciary duties, act in the best interests of all stockholders and ensure management accountability. We therefore feel compelled, on behalf of all stockholders, to take action to provide for a better future for all Allied Gaming stakeholders and to restore the confidence in the Board that stockholders deserve. Accordingly, we urge you to join us in our efforts to remove Messrs. Li, Guo, and Qu, who we believe have breached their fiduciary duties, including by having facilitated questionable related-party transactions.

We are also seeking to amend the Company’s Amended and Restated Bylaws, as amended, to among other things, require the approval of 80% of the directors to adopt certain significant corporate actions. We believe this safeguard will help ensure that directors with misplaced priorities are not able to continue to rubber stamp transactions that are not in the best interests of the Company’s stockholders.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card or BLUE voting instruction form today. The attached Proxy Statement and the enclosed BLUE universal proxy card are first being sent to the stockholders on or about _________, 2024.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated BLUE universal proxy card or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Sodali & Co., who is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Roy Choi

Knighted Pastures, LLC

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of the Knighted Parties’ proxy materials,

please contact:

430 Park Avenue, 14th Floor,

New York, NY 10022

Banks and Brokers Call: (203) 658-9400

Stockholders Call Toll Free: (800) 662-5200

E-mail: AGAE@investor.sodali.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 31, 2024

2024 ANNUAL MEETING OF STOCKHOLDERS
OF
Allied Gaming & Entertainment Inc.
_________________________

PROXY STATEMENT
OF
KNIGHTED PASTURES, LLC

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY

Knighted Pastures, LLC, a California limited liability company (“Knighted”), and its managing member, Roy Choi (together with Knighted, the “Knighted Parties,” “we,” “our,” or “us”) are significant stockholders of Allied Gaming & Entertainment Inc., a Delaware corporation (“Allied Gaming,” “AGAE” or the “Company”), who beneficially own, in the aggregate, 11,986,423 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company, constituting approximately 27.1% of the outstanding shares of Common Stock. This proxy statement (this “Proxy Statement”) and accompanying BLUE universal proxy card are being furnished to stockholders of Allied Gaming by Knighted in connection with its solicitation of proxies from the holders of Common Stock of the Company at the 2024 annual meeting of stockholders scheduled to be held virtually on December 30, 2024, at _____, at _:__ _.m., Eastern time (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “Annual Meeting”).

This solicitation is being made by the Knighted Parties, and not on behalf of the Board of Directors of the Company (the “Board”) or management. This Proxy Statement and the enclosed BLUE universal proxy card are first being mailed to stockholders on or about _________, 2024.

We believe significant changes to the composition of the current Board are necessary because current management has overseen the destruction of significant stockholder value, and certain of the current directors have breached their fiduciary duties to the Company. Some of the current Board members are affiliated with the largest stockholder of the Company, Ourgame International Holdings Limited, a Cayman Islands entity with its principal operations in China (“Ourgame”), and, through their affiliation, are subject to pervasive conflicts of interest that we believe undermine the interests of the Company’s other stockholders.

We believe that the Board requires the immediate addition of new directors who will have the best interests of all of the Company’s stockholders in mind and are committed to maximizing stockholder value. Accordingly, we have nominated a slate of experienced professionals for election to the Board as Class B directors, each of whom is described in more detail in this Proxy Statement: Roy Choi, Walter Ivey Delph III, and Jennifer van Dijk (together, the “Knighted Nominees” and each, a “Knighted Nominee”). In addition, we believe it is in the best interest of the stockholders to remove for cause incumbent directors Yangyang Li, Yushi Guo, and Yuanfei Qu, who we believe have breached their fiduciary duties owed to the Company and its stockholders by taking actions described in this Proxy Statement to entrench themselves in office, maintain control of the Company through Ourgame, and continue to enrich Ourgame at the expense of the Company and its other stockholders. Further, we are soliciting your vote in favor of the adoption of amendments to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), which, among other things, will require a greater number of directors to approve certain corporate actions that could be averse to the Company’s stockholders and longer notice periods for Board meetings that consider such actions. We are seeking your support at the Annual Meeting for the following items of business:

1.	To elect Knighted’s three (3) director nominees, Roy Choi, Walter Ivey Delph III, and Jennifer van Dijk, to the Board as Class B directors to serve until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) or until their respective successors are duly elected and qualified (the “Nomination Proposal”);
2.	To vote on the Company’s proposal to approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers;

3.	To vote on the Company’s proposal to approve, in a non-binding advisory vote, the frequency of future advisory votes on executive compensation of the Company’s named executive officers;

4.	To vote on the Company’s proposal to ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

5.	To remove for cause three (3) incumbent members of the Board: Class A director Yangyang Li, and Class C directors Yushi Guo and Yuanfei Qu (the “Removal Proposal”);

6.	To repeal any provision of the Bylaws adopted by the Board without stockholder approval subsequent to June 15, 2024 (the “Bylaw Restoration Proposal”);

7.	To amend Article III, Section 3.4 of the Bylaws to add that meetings of the Board may be called by any two (2) directors (the “Board Meetings Procedures Proposal”);

8.	To amend Article III, Section 3.4 of the Bylaws to update the notice procedures required to call a meeting of the Board such that the notice must include a description of the business to be transacted at that meeting of the Board and to remove the ability for the meeting to be called without meeting certain minimum advance notice requirements (the “Board Meetings Notice Proposal”);

9.	To amend Article III of the Bylaws to require supermajority approval of 80% of the directors serving on the Board to adopt certain corporate actions specified therein (the “Board Approval Proposal”);

10.	To amend Article VIII, Section 8.7 of the Bylaws to require supermajority approval of 80% of the directors serving on the Board to amend the Bylaws (the “Board Bylaw Amendment Proposal” and together with the Board Meetings Procedures Proposal, the Board Meetings Notice Proposal, and the Board Approval Proposal, the “Bylaw Amendment Proposals”); and

11.	To transact such other business as may properly come before the Annual Meeting.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy, please see the “Voting and Proxy Procedures” and “Virtual Meetings” sections of this Proxy Statement.

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The Company has a classified Board, which is currently divided into three (3) classes. The terms of three (3) Class B directors expire at the Annual Meeting. Through this Proxy Statement and enclosed BLUE universal proxy card or BLUE voting instruction form, we are soliciting proxies to elect the Knighted Nominees. The Knighted Parties and AGAE will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to three (3) nominees on the Knighted Parties’ enclosed BLUE universal proxy card or BLUE voting instruction form. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote. The names, background, and qualifications of the Company’s nominees and other information about them can be found in the Company’s proxy statement.

Your vote to elect the Knighted Nominees will have the legal effect of replacing three (3) incumbent directors. If elected, the Knighted Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to implement strategies that are in the best interest of all stockholders, including through the return of capital. However, the Knighted Nominees will constitute a minority of the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Knighted Nominees are elected. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

We believe the best opportunity for the Knighted Nominees to be elected is by voting on the BLUE universal proxy card or BLUE voting instruction form. Knighted therefore urges stockholders using our BLUE universal proxy card or BLUE voting instruction form to vote “FOR” the three (3) Knighted Nominees. Stockholders are permitted to vote for less than three (3) or any combination (up to three (3) total) of the Knighted Nominees and the Company’s nominees on the enclosed BLUE universal proxy card or BLUE voting instruction form.

IF YOU MARK FEWER THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE THREE (3) Knighted Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on November 13, 2024 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. According to the Company’s proxy statement, there were _____________ shares of Common Stock outstanding and entitled to vote as of the Record Date.

As of the date hereof, the Participants (as defined below) in this solicitation collectively beneficially own an aggregate of 11,986,423 shares of Common Stock (the “Knighted Group Shares”). We intend to vote the Knighted Group Shares “FOR” the election of the Knighted Nominees, “AGAINST” the approval of the advisory vote on the compensation of the Company’s named executive officers, “1 YEAR” on the advisory vote on the frequency of future advisory votes on the compensation  of the Company’s named executive officers, “AGAINST” the ratification of the appointment of ZH CPA, LLC as the Company’s independent registered public accounting firm, “FOR” the approval of the Removal Proposal, “FOR” the approval of the Bylaw Restoration Proposal, “FOR” the approval of the Board Meetings Procedures Proposal, “FOR” the approval of the Board Meetings Notice Proposal, “FOR” the approval of the Board Approval Proposal and “FOR” the approval of the Board Bylaw Amendment Proposal.

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We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card or BLUE voting instruction form today.

THIS SOLICITATION IS BEING MADE BY THE KNIGHTED PARTIES AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH THE KNIGHTED PARTIES ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD OR BLUE VOTING INSTRUCTION FORM. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE universal proxy card are available at

www._____________________.com

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE universal proxy card today to vote FOR the election of the Knighted Nominees and in accordance with the Knighted Parties’ recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it to Knighted, c/o Sodali & Co. (“Sodali”) in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed BLUE voting form for instructions on how to vote electronically. You may also vote by signing, dating, and returning the enclosed BLUE voting instruction form.

As we are using a “universal” proxy card containing both the Knighted Nominees as well as the Company’s nominees to the Board, there is no need to use any other proxy card regardless of how you intend to vote.

We strongly urge you NOT to sign or return any proxy cards or voting instruction forms that you may receive from the Company. If you return the Company’s white universal proxy card or voting instruction form, it will revoke any proxy card or voting instruction form you may have sent to us previously.

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If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of Knighted’s proxy materials,

please contact:

430 Park Avenue, 14th Floor,

New York, NY 10022

Banks and Brokers Call: (203) 658-9400

Stockholders Call Toll Free: (800) 662-5200

E-mail: AGAE@investor.sodali.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	On August 9, 2019, the Company acquired its initial business operations through a de-SPAC transaction. As a result of the transaction, Ourgame, through its wholly owned subsidiary, Primo Vital Ltd., beneficially owned more than 50% of the Common Stock of the Company as of such date.
•	On April 29, 2020, the Knighted Parties acquired 1,250,000 shares of the Common Stock, a warrant to purchase 190,000 shares of Common Stock, and a convertible promissory note with an outstanding principal amount of $3,000,000, which was convertible into 352,941 shares of Common Stock.
•	On May 13, 2020, the Knighted Parties filed an initial Schedule 13G (the “Schedule 13G”) with the Securities and Exchange Commission (the “SEC”), disclosing beneficial ownership of approximately 7.0% of the outstanding Common Stock as of such date.
•	On May 22, 2020, the Company and Knighted agreed to convert Knighted’s convertible promissory note into 2,142,858 shares of Common Stock, and the Knighted Parties filed an amendment to the Schedule 13G with the SEC on May 26, 2020, disclosing beneficial ownership of approximately 13.0% of the outstanding shares of Common Stock as of such date.
•	On January 29, 2021, the Knighted Parties filed an initial Schedule 13D (the “Schedule 13D”) with the SEC, disclosing a beneficial ownership of approximately 14.4% of the outstanding Common Stock as of such date.
•	In March 2021, the Company’s current President, Mr. Li, joined the Board and in December 2021, became Chairman of the Company. Mr. Li was the chairman of Ourgame from June 2020 to March 2022, and was the Chief Executive Officer of Ourgame from June 2020 to May 2021. Mr. Li, together with an investment company he owns, is the largest stockholder of Ourgame. Mr. Li was the chair of the Company’s Nominating and Corporate Governance Committee from November 11, 2021 to April 30, 2024 and was a member of the Company’s Compensation Committee until April 30, 2024.
•	In April 2021, Jingsheng Lu joined the Board and is a current member of the Company’s Nominating and Corporate Governance Committee and Audit Committee. Mr. Lu has been the Chief Executive Officer of Ourgame since May 2021 and a director of Ourgame since June 2020.
•	In July 2021, the Company sold the outstanding stock of each of the legal entities that collectively comprised the World Poker Tour business, which was the Company’s primary asset, and received gross proceeds in cash of approximately $106 million.
•	In November 2021, in a public filing with the Hong Kong Stock Exchange, Ourgame publicly disclosed its control of the Company, stating that seven of the eleven directors of the Company at the time were Ourgame representatives and recent appointments were Ourgame’s “measures to further enhance its control and management” over the Company. Messrs. Li, Guo, and Qu, the directors subject to the Removal Proposal, have each been directors, officers and/or representatives of Ourgame.
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•	On December 13, 2021, the Knighted Parties filed an amendment to the Schedule 13D with the SEC, disclosing purchases of shares of Common Stock and an aggregate position of approximately 18.0% of the outstanding shares of Common Stock as of such date.
•	In February 2022, Yushi Guo joined the Board. Mr. Guo was a director of Ourgame from November 2021 until July 2024. Mr. Guo is the current Chair of the Company’s Compensation Committee and a current member of the Audit Committee.
•	On February 9, 2022, the Knighted Parties filed an amendment to the Schedule 13D with the SEC, disclosing purchases of shares of Common Stock and an aggregate position of approximately 20.5% of the outstanding shares of Common Stock as of such date.
•	On February 18, 2022, the then-serving Chief Executive Officer of the Company, Libing Wu, resigned from the Company. Pursuant to Ms. Wu’s Separation Agreement and Release, Ms. Wu received severance payments equal to 18 months of her salary, or $750,000, and accelerated vesting of 200,000 unvested stock options and 80,000 shares of restricted stock, even though Ms. Wu served as an officer for only seven months. Ms. Wu was a director of Ourgame and is a cousin of Liu Jiang, another director of Ourgame.
•	In July 2022, Yuanfei Qu joined the Board. From July 2020 to March 2023, Mr. Qu was the Vice President of Ourgame. Mr. Qu is a current member of the Company’s Compensation Committee. Following the appointment of Mr. Qu, each of Messrs. Li, Lu, Guo, and Qu (the “Ourgame-Affiliated Board Members”), four of the current eight members of the Board, is or has been affiliated with Ourgame.
•	In September 2022, Yinghua Chen became the Chief Executive Officer of the Company.
•	In October 2022, Mr. Li, Lyle Berman, the Company’s then co-Chairman, and Ms. Chen met with Mr. Choi to discuss his interest in obtaining a seat on the Board. Mr. Choi was not offered a seat on the Board, but was offered a Board observer seat, which Mr. Choi declined as he was seeking full Board participation.
•	In November 2022, the Company authorized a program to repurchase up to $10 million of the Company’s outstanding shares of Common Stock through November 2024 (the “Repurchase Program”), because the Board determined that the then share price, of approximately $1.26 per share, did not reflect the Company’s intrinsic value.
•	In November 2022, the Company dismissed Marcum LLP as the Company’s independent registered public accounting firm and engaged ZH CPA, LLC, a small, relatively unknown accounting firm. Marcum LLP had advised the Company of various categories of deficiencies that constitute material weaknesses in the Company’s internal controls and financing reporting, including inadequate internal controls over timely preparation and filing of consolidated financial statements, and inadequate controls and procedures relating to completeness of information reported by certain third parties that process transactions related to specific revenue streams.
•	On May 19, 2023, the Company filed its proxy statement for the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”), which disclosed that the Board nominated Mr. Li as the sole Class A director election to the Board. The Company’s 2023 proxy statement also disclosed that the Nominating and Corporate Governance Committee had not nominated Mr. Berman and Benjamin Oehler, who were not affiliated with Ourgame, for reelection at the 2023 Annual Meeting. We believe the Nominating and Corporate Governance Committee’s refusal to nominate Messrs. Berman and Oehler for election at the 2023 Annual Meeting was a clear effort to ensure that Ourgame’s agenda would continue to be implemented without opposition by removing directors that were independent and would not necessarily be willing to accept the status quo.
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•	On June 30, 2023, the Company held the 2023 Annual Meeting.
•	On July 19, 2023, Bradley Berman, who is Lyle Berman’s son and also an independent director of the Board that was not affiliated with Ourgame, resigned as a Class B director of the Company.
•	On September 8, 2023, the Knighted Parties filed an amendment to the Schedule 13D with the SEC, disclosing additional purchases of shares of Common Stock and an aggregate position of approximately 22.8% of the outstanding shares of Common Stock as of such date.
•	On September 24, 2023, the Company, through a wholly owned subsidiary, advanced a non-interest bearing $3.5 million loan to Beijing Lianzhong Co., Ltd. (“Beijing Lianzhong”), an entity wholly owned by Ourgame, in connection with a certain proposed equity interest purchase agreement.
•	On October 31, 2023, the Company, through a wholly owned subsidiary, purchased a 40% interest in a mobile game developer and operator, Beijing Lianzhong Zhihe Technology Co. (“ZTech”), from Beijing Lianzhong (the “Zhihe Transaction”). The Company paid the Ourgame-owned entity $7 million in cash for the Zhihe Transaction, even though the subject game developer had been recently formed in April 2022 and recognized net losses during 2023. The Knighted Parties consider the Zhihe Transaction to be a scheme by Ourgame and the Ourgame-Affiliated Board Members to offload Ourgame’s unprofitable startup assets to the Company as a means to transfer the Company’s cash to Ourgame, to the detriment of the Company and the Company’s stockholders.
•	On November 28, 2023, Ourgame reported the formation of a joint venture in Macau, Skyline Music Entertainment Limited (“Skyline”), under which a wholly owned subsidiary of the Company became the owner of 51% of Skyline and the Company contributed $6 million to Skyline (the “Skyline Transaction”). Neither the filing made by Ourgame nor the Company’s reports disclosed any substantial capital contribution made by the other joint venture parties, Zhao Qian and All in Asia Culture and Tourism Development Company Limited (“All in Asia”), who collectively own 49% of Skyline. Notably, Ourgame owns 20% of All in Asia, and Ourgame’s filing stated that the purpose of Skyline was for the benefit of Ourgame and its subsidiaries to actively explore cultural, tourism, and entertainment businesses. Skyline made an advance deposit of $3.7 million to All in Asia under a project cooperation agreement, which the Knighted Parties believe were funds contributed by the Company. The Company reported that on February 21, 2024, Skyline loaned $1.34 million to a vendor in an unsecured loan bearing interest at 5% per annum. The Knighted Parties believe the Skyline Transaction is yet another self-dealing scheme by Ourgame and the Ourgame-Affiliated Board Members to divert the Company’s funds for the benefit of Ourgame to the detriment of the Company and its stockholders.
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•	On December 26, 2023, the Board approved the issuance of 7,330,000 shares to Elite Fun Entertainment Co., Ltd., a Macau entity (“Elite-Macau”), which constituted 19.9% of the outstanding shares of the Company, at a price of $0.90 per share (the “Elite Transaction”). The issuance represented a 30% discount from the average trading price of the Company’s stock on the ten trading days before the December 28, 2023 announcement of the Elite Transaction, and was the maximum number of the Company’s shares which could be issued without requiring stockholder approval under applicable listing rules of Nasdaq Stock Market (“Nasdaq”). Elite-Macau has at least one general manager, Dai Bing, who has been a director of Ourgame since November 2022. When announcing the transaction, the Company did not disclose Dai Bing’s affiliation with Ourgame. Also, Elite-Macau effected the Elite Transaction through a former wholly-owned subsidiary of Ourgame. Each of the then-serving Board members, Messrs. Li, Lu, Qu, and Gou, Guanzhou Qin, and Ms. Chen, four of whom are Ourgame-Affiliated Board Members, approved the issuance, despite the Company not having any apparent need for such financing. Concerningly, the $0.90 proposed sale price was below the $1.18 average price per share at which the Company had been repurchasing its own shares that year under the Repurchase Program. We believe that the Elite Transaction exemplifies the egregious maneuvers used by the Ourgame-Affiliated Board Members to advance Ourgame’s interests while disregarding the interests of the Company’s other stockholders.
•	On December 28, 2023, the Knighted Parties filed an amendment to the Schedule 13D, disclosing additional purchases of shares of Common Stock and an aggregate position of approximately 28.0% of the outstanding shares of Common Stock as of such date.
•	Also on December 28, 2023, the Company issued a press release announcing that the Company was entering into a share purchase agreement for the Elite Transaction (the “Elite Share Purchase Agreement”), and that the Company and Elite-Macau had agreed to negotiate and finalize a collaboration or partnership agreement under which Elite-Macau would assist the Company with organizing live shows and events in Asia.
•	Between January 3 and January 5, 2024, the members of the Board signed a unanimous written consent, dated January 3, 2024, to approve amendments to the Bylaws, including a bylaw requiring the approval of two-thirds of the stock issued and outstanding in order for stockholders to amend the Bylaws (the “Supermajority Threshold”). As a practical matter, the Supermajority Threshold effectively prevented the stockholders of the Company from amending the Bylaws without obtaining Ourgame’s approval, as Ourgame was then a 32% beneficial holder of the outstanding shares of the Company.
•	On January 8, 2024, the Knighted Parties submitted a books and records demand to the Company, pursuant to Section 220 of the Delaware General Corporation Law (“DGCL”), seeking books and records with respect to, among other things, the Zhihe Transaction, the Skyline Transaction and the Elite Transaction (the “Inspection Demand”). The purpose of the Inspection Demand was to investigate whether Ourgame and the Board members breached their fiduciary duties to the Company and its stockholders.
•	On January 16, 2024, the Company’s counsel responded to the Inspection Demand and requested that the parties enter into a confidentiality and non-disclosure agreement, which was entered into by the Knighted Parties with the Company.
•	On January 17, 2024, Ms. Chen emailed the Knighted Parties seeking certain documents from the Knighted Parties to which the Company was not entitled, seemingly in an attempt to retaliate for the Inspection Demand.
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•	On January 25 and 26, 2024, through an anonymous email address, the Company further requested such documents from the Knighted Parties, and demanded that such anonymous email address should be the sole point of contact with the Company, and that the Company’s counsel will not represent or act on behalf of the Company.
•	On January 25, 2024, Mr. Choi emailed the Company and the Board members responding to the email from Ms. Chen and the anonymous email address, reiterating the request under the Inspection Demand and noting concerns about the Company’s seeming failure to produce the required documents under Section 220 of the DGCL. In his email, Mr. Choi also expressed concerns about the Company’s underperformance and lack of transparency by the Board members.
•	In February 2024, Elite-Macau received ownership interests in Elite Fun Entertainment Limited, a British Virgin Islands entity (“Elite-BVI”). Elite-BVI was a wholly owned subsidiary of Ourgame previously named “China Haoran Network Ltd.”, until Ourgame transferred ownership of Elite-BVI to Elite-Macau to facilitate the Elite Transaction. On March 5, 2024, China Haoran Network Ltd. changed its name to “Elite Fun Entertainment Limited”. Elite-BVI received the 7,330,000 shares issued by the Company as part of the Elite Transaction (Elite-Macau and Elite-BVI are collectively referred to herein as “Elite”).
•	On February 6, 2024, the Knighted Parties filed an amendment to the Schedule 13D, disclosing additional purchases of shares of Common Stock and an aggregate position of approximately 29.6% of the outstanding Common Stock as of such date.
•	On February 7, 2024, the Company finally replied to the Inspection Demand by producing copies of certain Board meeting minutes and the Company’s SEC filings. However, the production did not fully respond to the Inspection Demand.
•	On February 9, 2024, the Board adopted a shareholder rights plan, causing substantial dilution to any person or group that acquires beneficial ownership of 10% or more of the shares of Common Stock then outstanding, but contained an exemption for the issuance of 7,330,000 shares of Common Stock to Elite (the “Poison Pill”). The effect of the Poison Pill was that the Knighted Parties could not acquire any additional shares of the Company without suffering severe dilution. Conveniently, the Poison Pill excluded its application to the shares to be issued to Elite and the shares the Compensation Committee was planning to issue to the Company’s directors and officers.
•	On February 19, 2024, the Compensation Committee of the Board held a meeting and approved the grant of 1,460,000 restricted shares to the Company’s directors and officers (the “Restricted Share Grants”), including 1,230,000 shares to Ms. Chen, of an available 1,467,547 shares under the Company’s Equity Incentive Plan at that time. The Restricted Share Grants made to the officers and directors were without performance criteria in violation of the Compensation Committee’s charter and with immediate voting rights, reportedly at the insistence of Ms. Chen. Moreover, following the Restricted Share Grants, Mr. Li and Ms. Chen required each of the directors and officers to give Ms. Chen an irrevocable proxy to vote their shares that were granted.
•	On February 27, 2024, Knighted’s counsel sent a letter (the “Director Guidelines Request”) to the Company regarding the form of the director nominee questionnaire and guidelines, requesting the written questionnaire and the Company’s corporate governance guidelines, code of ethics, related party transaction policy, and any other policies and procedures of the Company applicable to director nominees referenced in the Bylaws in connection with the Annual Meeting.
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•	On February 28, 2024, Elite-BVI and a former subsidiary of Ourgame wired payment of $1,980,000 to the Company after wiring $20,000 to the Company on February 26, 2024.
•	On March 1, 2024, the Company replied by email to the Director Guidelines Request, stating that planning for the Annual Meeting was underway, and provided a copy of the Company’s Code of Business Conduct and Ethics. Notably, the Company failed to provide the requested form of director questionnaire.
•	On March 7, 2024, the Knighted Parties filed an amendment to the Schedule 13D, amending Item 4 of Schedule 13D to state, among other things, that the Knighted Parties have had discussions regarding the possibility of representation on the Board and that they intend to nominate qualified individuals for election to the Board at the Annual Meeting.
•	On March 7, 2024, Knighted filed a civil action in the Court of Chancery of the State of Delaware (the “Court of Chancery”) against current and former members of the Board, Yangyang Li, Yushi Guo, Yuanfei Qu, Jingsheng Lu, Yinghua Chen, Joseph Lahti, Adam Pliska, and Guanzhou Qin, Ourgame, Primo Vital Ltd., a wholly-owned subsidiary of Ourgame, and Elite-Macau, C.A. No. 2024-0222-JTL (the “Chancery Action”), asserting claims for breach of fiduciary duty against certain members of the Board, including the directors subject to the Removal Proposal, for flagrant misuses of the corporate machinery to entrench the directors in office and solidify Ourgame’s control of the Company.
•	On March 15, 2024, Knighted hand-delivered to the Company its notice of nomination and certain business proposals (the “Nomination Notice”).
•	On March 21, 2024, the Company informed Knighted that the Company’s Nomination Committee had approved a resolution reducing the Board size from eight directors to seven, and that as a result of such resolution, Knighted could only present two nominees at the Annual Meeting (the “Board Reduction”).
•	On March 25, 2024, Knighted amended and supplemented its complaint in the Chancery Action. Knighted sought, among other forms of relief, the following relief in the Chancery Action: (i) finding that the defendant directors breached their fiduciary duties, (ii) finding that Ourgame breached its fiduciary duties as a controlling stockholder, or in the alternative, that Ourgame aided and abetted the breaches of fiduciary duty by the defendant directors, (iii) finding that Elite aided and abetted the breaches of fiduciary duty by the defendant directors, (iv) rescinding the Elite Transaction, (v) rescinding the Supermajority Threshold, (vi) enjoining the operating of the Poison Pill to the extent it imposes adverse consequences on any person who becomes a beneficial owner of up to the same number of shares beneficially owned by Ourgame, (vii) enjoining the implementation of the Board Reduction, and (viii) permitting Knighted to amend and supplement its Nomination Notice to include a proposal to remove directors for cause at the Annual Meeting.
•	On March 28, 2024, the Company filed its Annual Report on Form 10-K for the fiscal year ending on December 31, 2023, reporting that the Elite Transaction “was closed on March 7, 2024.” From February 1, 2024 to March 7, 2024, the Company entered into three separate side letters with Elite to materially change the Elite Share Purchase Agreement without approval of the Board. The side letters reveal that the parties repeatedly deferred Elite’s payment obligations and ultimately issued all 7,330,000 shares to Elite, even though Elite only paid less than one third of the amount due to the Company under the Elite Share Purchase Agreement.
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•	On April 29, 2024, the Company filed an Amendment No. 1 to its Annual Report on Form 10-K/A (the “FY 2023 10-K Amendment”), but failed to report the Zhihe Transaction, the Skyline Transaction, and the Elite Transaction, despite reporting of such transactions with related persons being required under Item 13 of the Annual Report on Form 10-K and the applicable rules of the SEC. We believe that the Ourgame-Affiliated Board Members and management were egregiously derelict, or even worse deceitful, in failing to disclose or attempting to conceal the various transactions, including the Zhihe Transaction, the Skyline Transaction and the Elite Transaction, in which Ourgame and the Ourgame-Affiliated Board Members were receiving benefits at the expense of the Company’s other stockholders.
•	On April 30, 2024, Ms. Chen and Adam Pliska, the Company’s former President and then director, resigned from the Board. Mr. Pliska had been a director of the Company since 2019. Ms. Chen continued as the Chief Executive Officer of the Company.
•	Also on April 30, 2024, Chi Zhao was appointed to the Board as a Class C director, and as the chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. On the same date, Mr. Li resigned as Chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee, and was appointed as the President of the Company. Mr. Li continued as the Chairman of the Company.
•	On June 15, 2024, less than two weeks before the scheduled trial date in the Chancery Action, the Board approved actions (i) for the Company to reverse the issuance of 7,330,000 shares to Elite and to rescind the Elite Transaction, (ii) to rescind the Supermajority Threshold, (iii) to direct the holder of the proxy to vote the Restricted Share Grants to abstain from voting at the Annual Meeting, (iv) to exempt the Knighted Parties from triggering the Poison Pill so long as the shares beneficially owned by the Knighted Parties do not exceed the shares beneficially owned by Ourgame, (v) to fix the number of Class B directors that would be up for election at the Annual Meeting to three, and (vi) to grant Knighted additional time to submit stockholder proposals for consideration at the Annual Meeting. Given the abrupt change in tack by the Company, Knighted believes the Company took these actions in recognition of the damning evidentiary record that was likely to be exposed at trial and to prevent the Court of Chancery from granting full remedial relief.
•	On June 17, 2024, the Company informed Knighted that the Board had taken actions to rescind and amend or exempt Knighted from the challenged transactions to eliminate any alleged harm to Knighted. On the same day, the defendants filed an “emergency” motion to dismiss the Chancery Action, contending that Knighted’s claims were now moot and the trial scheduled for June 27-28 should be cancelled.
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•	On June 18, 2024, Knighted filed a response in the Chancery Action opposing the defendants’ motion, which, among other things, described damning documents and testimony showing that (i) the defendants approved the Supermajority Threshold for the express purpose of “making it more difficult for stockholders to amend the bylaws to implement provisions that are friendly to stockholders,” (ii) the defendants approved the Zhihe Transaction with Ourgame despite defendant Joseph Lahti, then a Board member, characterizing the Zhihe Transaction as Ourgame’s “bailout” and “another self-dealing situation,” and stating that “we need to distance ourselves from these self-serving people,” (iii) defendant Ms. Chen noticed a Board meeting on the day after Christmas to approve the Elite Transaction even though she had not participated in any negotiations with Elite, had not seen any documents showing any negotiations with Elite, and had not seen a draft of the Elite Share Purchase Agreement, (iv) even though Elite breached the terms of the Elite Share Purchase Agreement, defendants Mr. Li and Ms. Chen repeatedly entered into side letters with Elite materially changing the terms of the Elite Share Purchase Agreement and ultimately issued all 7,330,000 shares to Elite even though Elite only paid less than a third of the amount due, and (v) in violation of the Company’s Compensation Committee charter, defendant Ms. Chen and the Compensation Committee granted 1,460,000 restricted shares (99.5% of those available) without performance criteria and with immediate voting rights, and then falsely disclosed to the public that they were restricted stock units without voting rights. Unsurprisingly, the defendants petitioned the Court of Chancery to order that the damning evidence of misconduct continue to be subject to confidential treatment. However, the Court of Chancery denied the defendants’ motion and stated such “information is likely embarrassing” and that “the materials go to the heart of what the action was about.”
•	On June 20, 2024, the Court of Chancery granted in part the defendants’ motion to dismiss, finding that the defendants’ unilateral actions had rendered the substantive relief sought by Knighted moot.
•	On July 1, 2024, Mr. Lahti resigned from the Board. Mr. Lahti had been a director of the Company since 2019. On the same date, Mao Sun was appointed to the Board and each of the Audit Committee and the Nominating and Corporate Governance Committee.
•	On July 10, 2024, after Knighted filed a motion for reargument with the Court of Chancery, the defendants’ counsel submitted a letter to the Court of Chancery committing that the shares issued pursuant to the Restricted Share Grants shall be treated for purposes of the Annual Meeting as if they have not been authorized to vote and shall not count in either the numerator or the denominator for purposes of any of the votes to be taken at the Annual Meeting.
•	On July 11, 2024, the Knighted Parties filed an amendment to the Schedule 13D with the SEC, disclosing additional purchases of shares of Common Stock and an aggregate position of approximately 26.6% of the outstanding Common Stock as of such date.
•	On July 17, 2024, Knighted hand-delivered to the Company an amended and restated Nomination Notice (the “Amended Nomination Notice”). In addition to the nominations and business proposals in the original Nomination Notice (other than the proposal to repeal the Supermajority Threshold, which the Company already agreed to rescind), the Amended Nomination Notice included a proposal to remove Messrs. Li, Guo, and Qu as directors of the Board for cause.
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•	On July 18, 2024, the Knighted Parties filed an amendment to the Schedule 13D with the SEC, reflecting the proposals included in the Amended Nomination Notice.
•	On July 19, 2024, the Company responded to Knighted by letter stating that it was reviewing the Amended Nomination Notice, but provided no further responses to the Amended Nomination Notice.
•	On August 13, 2024, the Company filed a current report on Form 8-K and press release (the “Press Release”), falsely stating that Knighted is attempting to acquire control of the Company without paying a control premium, and alleging that the Chancery Action somehow undermined the Company. In the Press Release, the Company did not explain how Knighted was attempting to acquire control of the Company aside from vaguely and misleadingly characterizing Knighted’s ongoing efforts as an attempt to acquire control of the Company. The Press Release also stated that, as a result of Knighted’s allegedly harmful actions, the Company recorded a one-time pre-tax expense of approximately $3 million. Knighted believes the Press Release was an attempt by the Ourgame-Affiliated Board Members to retaliate against Knighted and deflect blame for their own self-dealing and breaches of their fiduciary duties, which Knighted exposed and forced to be reversed through the Chancery Action.
•	On August 19, 2024, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended on June 30, 2024 (the “2024 Q2 10-Q”). The 2024 Q2 10-Q reported that, on July 2, 2024, the Company’s wholly owned subsidiary based in Hong Kong loaned an “unrelated third party 60 million RMB, or $8.4 million (USD) under a six-month loan contract” and that “the loan was fully guaranteed by an individual’s assets and bears interest at 5% per annum, payable at maturity.” The 2024 Q2 10-Q disclosed neither the identities of the borrower, the guarantor, the collateral nor the purpose of such loan. The 2024 Q2 10-Q also reported that on August 16, 2024, the Board approved an annual base salary of $400,000 for Mr. Li. The 2024 Q2 10-Q also listed Mr. Guo as a Class B director and Mr. Qin as a Class C director, whereas the FY 2023 10-K Amendment filed on April 29, 2024, less than four months prior, listed Mr. Guo as a Class C director and Mr. Qin as a Class B director. In our view, these actions represented yet another example of the Board attempting to unlawfully manipulate the Company’s corporate machinery to entrench directors and undermine a stockholder’s valid attempt to exercise its rights to elect directors.
•	On August 28, 2024, the Court of Chancery awarded Knighted and its counsel attorneys’ fees, costs and expenses in the amount of $3,000,000 for the results obtained through the Chancery Action. The Court of Chancery awarded such fees on the basis that through prosecuting the Chancery Action, Knighted had conferred significant corporate benefits for the stockholders of the Company by the Company, among other things, rescinding the various challenged transactions and actions. In response to defendants’ arguing that Knighted had not caused the rescission of the transaction, the Court of Chancery found that the defendants’ attempts to negate the cause for the rescission of the Elite Transaction were “not credible.” Thus, despite the Company’s attempt to distort the narrative through a false and misleading Press Release, the Court’s ruling recognized the significant corporate benefits that Knighted had obtained for the benefit of the Company and its stockholders.
•	On September 27, 2024, Knighted delivered a letter (the “September 27th Letter”) to the Company, which called upon the Company to promptly schedule and announce the date for the Annual Meeting and conveyed Knighted’s belief that the Company’s unwarranted delay of the Annual Meeting was a clear attempt to disenfranchise stockholders. In the September 27th Letter, Knighted also stated that it may be compelled to take action and pursue all remedies against the Company, including without limitation petitioning the Court of Chancery to compel the Company to hold its Annual Meeting pursuant to Section 211(c) of the DGCL.
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•	Also on September 27, 2024, Knighted delivered a letter to the Company requesting the inspection of certain stockholder list materials and related information pursuant to Section 220 of the DGCL (the “220 Stockholder List Demand”).
•	On October 1, 2024, the Knighted Parties filed an amendment to the Schedule 13D with the SEC, disclosing the September 27th Letter and an aggregate position of approximately 31.4% of the outstanding Common Stock, with such increase in ownership being due to the Company’s reduction by 7,330,000 shares of the total shares of Common Stock outstanding as reported in the 2024 Q2 10-Q.
•	Also on October 1, 2024, Knighted submitted a second books and records demand to the Company, pursuant to Section 220 of the DGCL, seeking books and records with respect to, among other things, a $1.34 million one-year loan between Skyline and an “unrelated third-party vendor,” and an $8.4 million loan between a wholly-owned subsidiary of the Company and an “unrelated third party” (the “Second Inspection Demand”). The purpose of the Second Inspection Demand was to continue to investigate whether the Board members breached their fiduciary duties to the Company and its stockholders.
•	On October 4, 2024, the Company responded to the 220 Stockholder List Demand.
•	On October 23, 2024, the Company approved the issuance of (i) 6,000,000 shares to an affiliate of Yellow River Global Capital (“Yellow River”) at a purchase price of $1.10 per share (the “Yellow River Share Issuance”), and (ii) a corresponding warrant (the “Yellow River Warrant”) to purchase up to an additional 6,000,000 shares with an exercise price of $1.80 per share (collectively, the “Yellow River Transaction”). We believe that multiple aspects of the Yellow River Transaction are contrary to stockholders’ interests. For instance, the purchase price for the Yellow River Share Issuance represented a 11.8% discount from the average trading price of the Company’s stock on the ten trading day before the October 23, 2024 announcement of the Yellow River Transaction. The Warrant also potentially provides for the issuance of up to the maximum number of the Company’s shares which could be issued without requiring stockholder approval under applicable listing rules of Nasdaq. In addition, the securities purchase agreement, press release, and other documentation relating to the announcement of the Yellow River Transaction provided only vague references to collaboration and strategic objectives without explaining why the preferential terms were afforded to Yellow River or giving a credible explanation for how the Yellow River Transaction benefits stockholders. Further, under the Yellow River Transaction, for a period of 30 days from the closing of the Yellow River Transaction, Yellow River has the right to appoint one director for election to the Board. In connection with its announcement of the Yellow River Transaction, the Company announced the appointment of Mr. Zongmin (Philip) Ding as a Class A director of the Board as of October 23, 2024.
•	On October 25, 2024, the Company finally responded to the Second Inspection Demand after more than three weeks of silence, rejecting the Second Inspection Demand and refusing to provide any of the requested information.
•	Also on October 25, 2024, the Knighted Parties filed an amendment to the Schedule 13D with the SEC, disclosing an aggregate position of approximately 27.1% of the outstanding Common Stock, with such decrease in ownership being due to the Company’s issuance of 6,000,000 shares under the Yellow River Transaction.
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•	On October 29, 2024, the Company filed its preliminary proxy statement for the Annual Meeting. The Company’s preliminary proxy statement reverts to listing Mr. Guo as a Class C director and Mr. Qin as a Class B director.
•	On October 31, 2024, the Knighted Parties delivered a Supplement to the Amended Nomination Notice (“Supplement No. 1”). Supplement No. 1 revised and supplemented the Removal Proposal and the Bylaw Amendment Proposals contained in the Amended Nomination Notice.
•	Also on October 31, 2024, the Knighted Parties filed this preliminary proxy statement.

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REASONS FOR THE SOLICITATION

The Knighted Parties have been committed stockholders of the Company since the de-SPAC transaction in 2019 and are collectively the second largest stockholder of the Company. We have only increased our ownership in the Company over the years and we remain steadfast in our belief that the Company could leverage its enviable cash position to strategically acquire businesses and unlock its full potential. We are proposing the election of the Knighted Nominees to the Board and the removal of certain directors, for cause, due to our significant concerns regarding breaches of fiduciary duties, conflicted allegiances by the current Board members, and the Company’s abysmal stock performance.

We have tried to constructively engage with management and the Board, but our efforts have persistently been met with what we view as retaliatory and obstructive actions by management and the Board, including the adoption of the Poison Pill, the significant delay in holding the Annual Meeting, and the dissemination of false narratives about the Knighted Parties.

The Company is at a critical juncture. Simply put, we believe that the Company’s management and the Ourgame-Affiliated Board Members have engaged in gross misconduct and breached their fiduciary duties to the stockholders of the Company, the true owners of the Company, to enrich Ourgame. We fear that without an immediate reconstitution of the Board, the current leadership will continue to squander the Company’s remaining assets. AGAE’s stockholders deserve to have a Board that will prioritize their best interests and act with transparency and integrity to effectively deploy capital and oversee the Company’s operations to create value for all stakeholders.

We Believe Members of the Board have Breached their Fiduciary Duty and Enriched their Affiliate

As set forth in detail in the “Background to the Solicitation” section of this Proxy Statement, since the de-SPAC transaction, the Company’s leadership has undertaken a litany of misguided strategic maneuvers, completed related party transactions, and made questionable advances and loans with unidentified parties. Specifically, Messrs. Li, Guo, Qu, and Lu, who all have or have had significant ties to Ourgame, have entrenched themselves at the Company and, very troublingly, seemingly facilitated or allowed Ourgame to enrich itself at the expense of the Company and its other stockholders.

Since the July 2021 sale of the World Poker Tour business for $106 million in cash, the Company had aggregate losses from operations of over $33 million from July 2021 through June 2024.1 During that time, the Company has paid at least $14 million in cash for transactions where the other party to such transactions is or was related to Ourgame, and made various loans and advances, in amounts of at least a total of $10 million, to unidentified parties for undisclosed purposes.2 We believe there is clear evidence that the current Board members, dominated by the Ourgame-Affiliated Board Members and their loyalists, are mismanaging the Company’s business and operations, and taking advantage of the Company’s cash to benefit Ourgame. They have undertaken initiatives directly diverting the Company’s cash to benefit Ourgame, including the following:

•	In October 2023, the Company purchased a 40% interest in a mobile game developer and operator, ZTech, from Beijing Lianzhong, an entity owned by Ourgame. The Company paid Beijing Lianzhong $7 million in cash for the Zhihe Transaction, even though ZTech was just established in April 2022 and recognized net losses during 2023.[3]

1 Source: AGAE’s SEC filings.

2 Source: AGAE’s SEC filings.

3 Source: AGAE’s SEC filings.

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•	In November 2023, the Company contributed $6 million to Skyline in a joint venture, in which one of the joint venture partners, All in Asia, is owned in part by Ourgame. The Skyline joint venture made an advance deposit of $3.7 million to All in Asia under a project cooperation agreement, which funds we believe were contributed by the Company.

Beginning in December 2023, in response to the Knighted Parties having acquired additional shares of the Company, the Ourgame-Affiliated Board Members took numerous actions that, in our opinion, were aimed at entrenching themselves, and which we believe has led to unfair benefits to Ourgame at the expense of the Company and its other stockholders. These actions include:

•	In December 2023, the Board, including the Ourgame-Affiliated Board Members, approved the issuance of 7,330,000 shares to Elite, a move that we believe was intended to solidify Ourgame’s control of the Company. The shares were issued at a significant discount and were not fully paid for, seemingly revealing the directors’ true intent to entrench themselves. The general manager of Elite is also a director of Ourgame, and the transaction was effected through a former subsidiary of Ourgame. Troublingly, none of this was publicly disclosed at the time of the Elite Transaction.
•	In January 2024, the Board amended the Bylaws to increase the stockholder vote required to amend the Bylaws from a majority to two-thirds of the outstanding stock, making it much more difficult for any other stockholders to propose an amendment to the Bylaws without Ourgame’s approval.
•	In February 2024, the Company’s Compensation Committee, including certain of the Ourgame-Affiliated Board Members, approved the grant of 1,460,000 restricted shares to officers and directors without performance criteria.
•	In February 2024, the Board adopted the Poison Pill that unfairly favored Ourgame and prevented other stockholders from acquiring additional shares without suffering dilution.
•	The Board attempted to reduce the number of directorships eligible for election at the Annual Meeting.

Following a lawsuit brought by Knighted in the Court of Chancery, the Board rescinded or amended all of the above corporate actions. We believe these actions were reversed because the Ourgame-Affiliated Board Members knew they would not be able to establish at trial that they had complied with their fiduciary duties in approving such actions.

We believe the above outlined actions taken by the Ourgame-Affiliated Board Members demonstrate a clear breach of their fiduciary duties. Their decisions have consistently prioritized Ourgame at the expense of the Company and its other stockholders.

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Troubling Conduct by Leadership has Caused Significant Stock Price Underperformance and Stockholders Have Suffered

Under the control of the current management and the Ourgame-Affiliated Board Members, the Company’s stock price has fallen precipitously, despite the Company receiving $106 million in cash from the sale of the World Poker Tour business in July of 2021. As illustrated below, the Company’s total stockholder returns (“TSR”) have been persistently negative during relevant time periods.

	1-Year TSR	3-Year TSR	August 9, 2019 (closing of the de-SPAC Transaction)
Allied Gaming	-28.8%	-62.7%	-79.5%

Source: Bloomberg. Calculated as of market close on March 6, 2024, the last day prior to the public announcement of the nomination of the Knighted Nominees.

We believe these abysmal results and sharp decline in stockholder value are a clear reflection of the lack of confidence in the leadership of the Company as a result of the growing evidence of their misconduct. We believe AGAE’s stockholders need a Board that will work to hold management responsible for the Company’s performance and will not be beholden to Ourgame.

The Stakes for Stockholders Are High: We Believe Allied Gaming Desperately Needs a Reconstituted Board to Restore Credibility with Stockholders and Create a Better Path Forward

In light of the extremely troubling issues we have summarized herein and our unsuccessful attempts at engaging constructively with the Board to enact much-needed change, we have nominated three independent director candidates, Roy Choi, Walter Ivey Delph III, and Jennifer van Dijk, who possess valuable perspectives and skill sets, including ownership viewpoint, industry and executive experience and strategic expertise, and would work to pursue value for all constituencies.

We are also seeking the removal for cause of Messrs. Li, Guo, and Qu, who we believe have been critical to carrying out Ourgame’s agenda at the expense of the best interests of the Company and the other stockholders.

We also firmly believe that safeguards are needed to ensure that directors with misplaced priorities are not allowed to engage in transactions that are not in the best interest of the Company and its stockholders. Accordingly, we are proposing the Bylaw Amendment Proposals, which we believe will help address some of the immediate corporate governance threats to the Company, including the Board Approval Proposal, which provides that certain significant corporate actions require the approval of 80% of the directors to adopt. In our view, the Bylaw Amendment Proposals are critical to ensuring that any members of the Board who have misplaced allegiance to Ourgame rather than to all the stockholders of the Company are no longer able to force through unjustified and potentially damaging corporate actions. Additionally, we are hopeful that the Bylaw Amendment Proposals will make it clear that the Knighted Parties have no intention of trying to “acquire control” of the Company or replace Ourgame’s agenda with that of the Knighted Parties’.

We believe deeply in the Company’s potential and that with the right leadership, the Company’s cash can be effectively and strategically deployed to unlock value for all stockholders. We believe that our fellow stockholders deserve a Board whose interests are aligned with those of all its stockholders, rather than a Board that has allowed Ourgame and its affiliates to use the Company as its piggybank.

In our view, the Knighted Nominees are the right candidates to catalyze these important changes at AGAE and the Bylaw Amendment Proposals, if adopted, will be instrumental in creating the desperately needed changes to the Company’s culture and corporate governance.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for staggered terms of three (3) years such that the term of office of one (1) class of directors expires at each annual meeting of stockholders. We believe that the terms of three (3) Class B directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect the Knighted Nominees Roy Choi, Walter Ivey Delph III, and Jennifer van Dijk, each of whom is independent of the Company, to serve until their respective successors are elected and qualified for terms ending at the 2027 Annual Meeting.

Your vote to elect the Knighted Nominees will have the legal effect of replacing three (3) incumbent Class B directors of the Company with the Knighted Nominees. If elected, the Knighted Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value. However, we believe the election of the Knighted Nominees is a critical step in the right direction for ensuring stockholders’ voices are heard at the Company.

There is no assurance that any incumbent director will serve as a director if the Knighted Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, backgrounds, qualifications, and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect the Nominees. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE KNIGHTED NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Knighted Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes, and skills that led us to conclude that the Knighted Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Knighted Nominees. All of the Knighted Nominees are citizens of the United States of America.

Roy Choi, age 50, has served as Co-Founder, Chief Executive Officer and Manager of Knighted Ventures, LLC, a multi-faceted gaming and entertainment enterprise, since 2011. In July 2019, Mr. Choi co-founded the Bay Area Panthers, a professional indoor football team and member of the Indoor Football League (“IFL”). Mr. Choi has also served as Partner at Neer Motion LLC, an artist and talent agency representing a curated roster of cinematographers and directors, since 2018. Previously, Mr. Choi served as Co-Founder of the San Diego Strike Force, a professional indoor football team and member of the IFL, from September 2018 to October 2024, and as Co-Founder of KCM Agency, a multicultural digital marketing agency based in Los Angeles, California, from July 2011 to January 2021. Mr. Choi currently serves on the board of directors of Ananda Scientific, Inc., a research-focused biotech company, since March 2024, and as Chairman of the board of directors at PM Studios, Inc., a video game company specializing in a variety of categories including music, arcade, and online multiplayer, since January 2020. Mr. Choi also holds senior positions at various non-profits, including serving as Executive Producer and Chair of the board of directors of Kollaboration, a non-profit promoting and showcasing emerging Asian Pacific artists across North America, since 2003; Founder and Chair of the board of directors of Children in Harmony’s Amani Project, an organization fostering gender equity through music education in developing communities, since 2016; and as a member of the Board of Trustees of the Southern California Institute of Architecture, a private architecture school in Los Angeles, since January 2021. Mr. Choi earned a B.A. in Cinema from the University of Southern California and M.B.A.s from Columbia Business School and London Business School.

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The Knighted Parties believe that Mr. Choi’s extensive experience as an entrepreneur and in executive leadership roles, coupled with his expertise and track record of innovative strategies in the gaming, entertainment, and sports sectors, make him well qualified to serve on the Board.

Walter Ivey Delph III, age 49, currently serves as President of Delph Enterprises, an advisory company focused on product development, fundraising and digital transformation, since 2011 and as President of Mahway LLC, an investment company, since February 2024. Mr. Delph is also currently an advisor to 150Bond, LLC, a consulting services company, since May 2020. Previously, Mr. Delph served in various executive roles, including Chief Business Officer and Senior Vice President at Magic Leap, Inc., an American technology company and producer of head-mounted augmented reality display systems, from September 2020 to April 2022. Mr. Delph served as the Partner and Managing Director at Boston Consulting Group, Inc., a global consulting firm, where he served as the North American Head from April 2014 to August 2020. From 2012 to 2014, he served as the Chief Executive Officer at Adly, Inc. (“Adly”), a digital marketing and machine learning software company. Prior to that, Mr. Delph served as the Chief Operating Officer and Senior Vice President at News Corporation (NASDAQ: NWSA), a global media and publishing company, from November 2010 to February 2012; Senior Vice President of Digital Operations at Twentieth Century Fox, Inc. (n/k/a 20th Century Studios) (formerly NASDAQ: TFCFA, TFCF), a multinational mass media and entertainment conglomerate, from 2007 to 2010; and Director of Broadband & Mobile Content Strategy at Verizon Communications, Inc. (NYSE: VZ) (“Verizon”), a telecommunications company, from September 2004 to November 2007, during which time he also served as Verizon’s Director of IPTV, Gaming and Wireless Content from 2005 to 2006. Mr. Delph began his career as an Analyst in Investment Banking at The Goldman Sachs Group, Inc. (NYSE: GS), a global investment bank and financial services company, from 1997 to 1999. Mr. Delph served as an advisor to Wurrly, LLC, a mobile application that provides customizable sound and musical recordings, from 2015 to July 2020 and to ATTN, Inc., a content network, production studio, and creative agency, from 2014 to January 2019. Previously, Mr. Delph served on the board of directors of Adly, from 2012 to 2014. Mr. Delph currently serves on the Advisory Boards of the Los Angeles Kings, a professional ice hockey team of the National Hockey League, since September 2017, and Burberry Group, plc (LSE: BRBY), a British luxury fashion house and distributor, since September 2019. From January 2011 to March 2015, he served on the Advisory Board of Vegas.com, a destination-specific online travel agency. Mr. Delph currently serves on the Board of Governors of Cedars Sinai Medical Group, a nonprofit teaching hospital, since 2017, and previously served on the Board of Trustees of the Brentwood School, an independent, co-ed K-12 day school located in Los Angeles, from January 2019 to March 2023, and as an Advisor to All Star Code, a non-profit organization, from 2014 to 2019. Mr. Delph earned a B.A. from Middlebury College and an M.B.A. from Harvard University.

The Knighted Parties believe that Mr. Delph’s extensive experience in senior executive leadership roles and consulting, combined with his strategic vision in various industries, including the gaming and entertainment industry, make him well qualified to serve on the Board.

Jennifer van Dijk, age 48, has served as Chief Executive Officer at Superplastic, Inc., a character-driven animated intellectual property company, since September 2023. Prior to this, Ms. van Dijk served as President of the American Division at Dapper Labs, Inc., a blockchain-focused digital collectibles company, from May 2022 to August 2023, and as Chief Executive Officer at Hoonigan, LLC (f/k/a Wheel Pros, LLC), a leading provider of aftermarket vehicle enhancements, from November 2020 to May 2022. From April 2018 to October 2020, she served as Executive Vice President of Digital and Content Partnerships at Wasserman Media Group, LLC, a multimedia marketing and talent management company, where she re-joined after previously serving as Senior Vice President of Digital from 2008 to 2015. Prior to that, Ms. van Dijk served as Chief Strategy Officer and Vice President, Partnerships for the Los Angeles Clippers, a National Basketball Association (NBA) team, from 2016 to 2018, where she led corporate partnerships and digital content initiatives. She also served as Vice President, Team Marketing & Business Operations at the NBA, from 2015 to 2016, where she directed the Team Sponsorship Development group, consulting for all 30 NBA teams. Earlier in her career, Ms. van Dijk served as Vice President of Digital Strategy at IMG Worldwide, LLC (now Endeavor), a global sports and culture company, from 1998 to 2008. Ms. van Dijk earned a B.A. in Political Science from Mount Holyoke College.

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The Knighted Parties believe that Ms. van Dijk’s proven leadership across digital strategy, sports marketing, and media, combined with her deep experience in business development and corporate partnerships, makes her well-qualified to serve on the Board.

The principal business address of Mr. Choi is 1933 S. Broadway, Suite 1146, Los Angeles, CA 90007. The principal business address of Mr. Delph is 209 N. Kenter Ave., Los Angeles, CA 90049. The principal business address of Ms. van Dijk is 757 S. Alameda St., Los Angeles, CA 90021.

As of the date hereof, Mr. Choi beneficially owned 11,986,423 shares of Common Stock. As of the date hereof, Mr. Delph does not directly own any securities of the Company and has not entered into any transactions in the securities of the Company during the past two years. As of the date hereof, Ms. van Dijk does not directly own any securities of the Company and has not entered into any transactions in the securities of the Company during the past two years. For information regarding transactions in securities of the Company during the past two years by Mr. Choi, please see Schedule I.

Each Knighted Nominee may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 11,986,423 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Knighted Nominee disclaims beneficial ownership of the shares of Common Stock that he or she does not directly own.

On October 31, 2024, Knighted and the Knighted Nominees (collectively, the “Group”) entered into a Group Agreement pursuant to which the Group agreed, among other things, (a) to solicit proxies for the election of certain persons nominated for election to the Board, including the Knighted Nominees, at the Annual Meeting, (b) that the Knighted Nominees would not transact in securities of the Company without the prior written consent of Knighted, and (c) that Knighted would bear all approved expenses incurred in connection with the Group’s activities.

We believe that each Knighted Nominee presently is, and if elected as a director of the Company, each Knighted Nominee would qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including NASDAQ Listing Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any of the Knighted Nominees are elected, the determination of the Knighted Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Knighted Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

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We do not expect that any of the Knighted Nominees will be unable to stand for election, but, in the event any Knighted Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Knighted Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

Except as otherwise set forth in this proxy statement (including the Schedules hereto), (i) during the past 10 years, none of the Knighted Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Knighted Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Knighted Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Knighted Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Knighted Nominee nor any of his or her associates is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Knighted Nominee owns beneficially, directly or indirectly, any securities of any affiliate of the Company; (ix) no Knighted Nominee nor any of his or her affiliates, associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, which transaction has materially affected or will materially affect the Company or any of its affiliates or in which the amount involved exceeds $120,000; (x) no Knighted Nominee nor any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Knighted Nominee or any of their respective associates has a substantial or material interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting, other than the election of directors; (xii) no Knighted Nominee holds any positions or offices with the Company; (xiii) no Knighted Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Knighted Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Knighted Nominee or any of his or her associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Knighted Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years, (b) there are no relationships involving any Knighted Nominee or any Knighted Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Knighted Nominee been a director of the Company, and (c) none of the Knighted Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

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Other than as set forth in this Proxy Statement, there are no agreements, arrangements or understandings between the members of the Group or any other person or persons pursuant to which the nomination of the Knighted Nominees described herein is to be made, other than the consent by each Knighted Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, none of the Knighted Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Stockholders are permitted to vote for fewer than three (3) nominees or for any combination (up to three (3) total) of the Knighted Nominees and the Company’s nominees on the BLUE universal proxy card. IMPORTANTLY, IF YOU MARK MORE THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

IF YOU MARK FEWER THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE THREE (3) KNIGHTED NOMINEES.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE KNIGHTED NOMINEES ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

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PROPOSAL 2

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, the Company is conducting a stockholder advisory vote on the compensation paid to the Company’s named executive officers. This proposal, commonly known as “say-on-pay,” gives the Company’s stockholders the opportunity to express their views on the Company’s named executive officers’ compensation. According to the Company’s proxy statement, the vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or the Company. Nevertheless, the Company advises that the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

As disclosed in the Company’s proxy statement, the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Given the significant destruction of stockholder value that management has overseen at the Company, as more fully explained in the “Reasons for the Solicitation” section above, we intend to vote AGAINST this proposal and recommend that our fellow stockholders do the same.

WE RECOMMEND THAT STOCKHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL 3

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain. This vote is required by Section 14A of the Exchange Act.

As disclosed in the Company’s proxy statement, the approval of Proposal 3 requires the vote of a majority of the stock represented and entitled to vote at the Annual Meeting virtually or represented by proxy. Abstentions and broker non-votes will have no effect on the outcome of the vote. However, because stockholders have several voting choices with respect to Proposal 3, it is possible that no single choice will receive a majority vote. According to the Company’s proxy statement, the Board will consider the outcome of the vote when determining the frequency of future non-binding advisory votes on executive compensation. Moreover, because this vote is advisory and non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.

We believe that ONE YEAR is the appropriate frequency for the advisory vote on named executive officer compensation, as stockholders will be able to provide the Company with direct input on its compensation philosophy, policies and practices as disclosed in the proxy statement every year. Ensuring that stockholders have the ability each year to provide their direct input on these compensation-related topics is all the more important given the significant destruction of stockholder value that management has overseen at the Company, as more fully explained in the “Reasons for the Solicitation” section above. We intend to vote ONE YEAR on this proposal and recommend that our fellow stockholders do the same.

WE RECOMMEND THAT STOCKHOLDERS VOTE “ONE YEAR” WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES FOR “ONE YEAR” ON THIS PROPOSAL.

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PROPOSAL 4

RATIFICATION OF APPOINTMENT OF ZH CPA, LLC TO ACT AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2024

As discussed in further detail in the Company’s proxy statement, in accordance with the duties set forth in its written charter, the Audit Committee of the Board has appointed ZH CPA, LLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. According to the Company’s proxy statement, a representative of ZH CPA, LLC is expected to attend the Annual Meeting and he or she will be available to respond to appropriate questions from stockholders.

According to the Company’s proxy statement, the Company asserts that it is not required by statute, the Bylaws or other governing documents to obtain stockholder ratification of the appointment of ZH CPA, LLC as the Company’s independent registered public accounting firm. As disclosed in the Company’s proxy statement, if the stockholders do not ratify the appointment, the Audit Committee may reconsider its selection. Furthermore, notwithstanding the proposed ratification of the selection of ZH CPA, LLC by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders.

According to the Company’s proxy statement, the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the meeting virtually or by proxy is required to ratify the appointment of ZH CPA, LLC as the Company’s independent registered public accounting firm for fiscal 2024. Abstentions and broker non-votes will have no effect on the outcome of the vote.

As further discussed in the “Background to the Solicitation” section, in November 2022, the Company dismissed Marcum LLP as the Company’s independent registered public accounting firm and engaged ZH CPA, LLC, which is a small, relatively unknown accounting firm. Prior to its dismissal, Marcum LLP had advised the Company of various categories of deficiencies that constitute material weaknesses in the Company’s internal controls and financial reporting, including inadequate internal controls over timely preparation and filing of consolidated financial statements, and inadequate controls and procedures relating to completeness of information reported by certain third parties that process transactions related to specific revenue streams. In light of the problematic material weaknesses identified in the Company’s internal controls and financial reporting by Marcum LLP, and the abrupt dismissal of Marcum LLP, we are concerned that ZH CPA, LLC may not have the necessary experience or resources to provide the required level of oversight to fulfill its responsibilities as the Company’s independent registered public accounting firm. Accordingly, we recommend that stockholders vote “AGAINST” this proposal.

WE STRONGLY URGE YOU TO VOTE “AGAINST” THIS PROPOSAL. WE INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL 5

REMOVAL PROPOSAL

We are asking you to vote for the Removal Proposal to remove for cause the following members of the Board: Yangyang Li, Yushi Guo and Yuanfei Qu. We are not seeking to remove the other Ourgame-Affiliated Board Member, Mr. Lu, because he is up for election at the Annual Meeting as a Class B director.

We believe that cause exists to remove each of Messrs. Li, Guo, and Qu from the Board and are therefore requesting stockholders approve the following resolution:

“RESOLVED, that the stockholders of the Company hereby remove Yangyang Li, Yushi Guo, and Yuanfei Qu from their positions as directors of the Company for cause, in accordance with Section 141(k)(1) of the Delaware General Corporation Law, and pursuant to Section 3.8 of the Bylaws of the Company, effective immediately.”

Delaware Law permits stockholders to remove directors for cause. Director actions that indicate clear and serious breaches of fiduciary duties constitute “cause” under Delaware law. Examples of conduct that have been held to constitute cause for removal include, inter alia: (i) malfeasance in office, (ii) gross misconduct or neglect, (iii) breach of the obligation to make full disclosures; (iv) false or fraudulent misrepresentation inducing the director’s appointment, (v) willful conversion of corporate funds, and (vi) incompetency.

We contend that the Board, including Messrs. Li, Guo, and Qu, failed to uphold their fiduciary duties to stockholders and wasted corporate resources by (i) attempting to entrench themselves in office by approving an issuance of 19.9% of the Common Stock at a discounted price to entities friendly to, and managed by a director of, Ourgame, (ii) amending the Bylaws to impose supermajority voting requirements for stockholder amendments to the Bylaws, thereby granting Ourgame an effective veto power over any amendments to the Bylaws, (iii) granting approximately 4.0% of the voting stock of the Company to the Company’s officers and directors through a grant of restricted shares without any performance criteria and immediate voting rights, (iv) adopting the Poison Pill to prevent further stock purchases that unfairly benefited Ourgame at the expense of other stockholders, and (v) reducing the number of directors standing for election at the Annual Meeting (the “For Cause Removal Actions”).

Further, we contend that the Board’s members knew that they would not be able to establish at trial that they complied with their fiduciary duties, as evidenced by the Board’s decision to reverse or modify the For Cause Removal Actions after Knighted filed a lawsuit challenging the actions, rather than allowing these actions to be scrutinized and subject to judicial rebuke in the context of a full trial in the Court of Chancery.

In sum, we believe that Messrs. Li, Guo, and Qu’s malfeasance and manipulations of the corporate machinery constitute sufficient cause to remove the entire Board under Delaware law.

We believe obtaining the requisite votes of a majority of the outstanding shares of Common Stock resolving to effect such removal will send a strong message to the Board that stockholders believe cause exists and that the members of the Board who engaged in and allowed the wrongdoing to occur should resign with immediate effect.

The affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is required to approve the Removal Proposal.

WE STRONGLY URGE YOU TO VOTE “FOR” THE REMOVAL PROPOSAL. WE INTEND TO VOTE OUR SHARES “FOR” THE REMOVAL PROPOSAL.

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PROPOSAL 6

BYLAW RESTORATION PROPOSAL

The Bylaw Restoration Proposal seeks to restore the Bylaws to the form filed with the SEC on January 9, 2024, as amended and filed with the SEC on June 21, 2024, to the extent that the Bylaws are amended by the Board without stockholder approval through the date of the Annual Meeting. Approval of the Bylaw Restoration Proposal would have the effect of repealing any such amendments by the current Board to the Bylaws. We believe this proposal is necessary to ensure that stockholders will be able to take action at the Annual Meeting without modification of their rights in a manner that impedes the effectiveness of the Bylaw Amendment Proposals or otherwise contravenes the will of stockholders. Accordingly, we recommend stockholders approve the following resolution:

“RESOLVED, that any change, amendment, modification or alteration of the Amended and Restated Bylaws of Allied Gaming and Entertainment Inc., as amended, as of the effectiveness of this resolution that occurred on or after June 15, 2024, be and is hereby repealed.”

We are not currently aware of any specific Bylaw provisions that would be repealed by the adoption of the Bylaw Restoration Proposal. However, if this resolution is approved, any amendments to the Bylaws adopted by the Board subsequent to June 15, 2024, and prior to the date of the Annual Meeting shall be repealed with immediate effect.

The affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is required to approve the Bylaw Restoration Proposal.

WE STRONGLY URGE YOU TO VOTE “FOR” THE BYLAW RESTORATION PROPOSAL. WE INTEND TO VOTE OUR SHARES “FOR” THE BYLAW RESTORATION PROPOSAL.

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PROPOSAL 7

Board Meetings Procedures Proposal

We are asking you to vote for the Board Meetings Procedures Proposal, which seeks to amend Article III, Section 3.4 of the Bylaws to add that any two (2) directors serving on the Board may call a meeting of the Board, in addition to the President of the Company and a majority of the entire Board as currently provided under that section of the Bylaws.

The purpose of the Board Meetings Procedures Proposal is to improve the Company’s corporate governance by expanding the ability of the members of the Board to call meetings of the Board and helping to prevent the marginalization of directors who are not Ourgame-Affiliated Board Members. Accordingly, we urge stockholders to approve the following resolution:

“RESOLVED, that the stockholders hereby amend Article III, Section 3.4 of the Amended and Restated Bylaws of Allied Gaming and Entertainment Inc., as amended, to amend and restate the penultimate sentence thereof to read as follows: ‘Meetings of the Board of Directors may be called by the President, a majority of the entire Board of Directors or any two (2) directors.’”

The affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is required to approve the Board Meetings Procedures Proposal.

WE STRONGLY URGE YOU TO VOTE “FOR” THE Board Meetings Procedures Proposal. WE INTEND TO VOTE OUR SHARES “FOR” THE Board Meetings Procedures Proposal.

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PROPOSAL 8

Board Meetings Notice Proposal

We are asking you to vote for the Board Meetings Notice Proposal, which seeks to amend Article III, Section 3.4 of the Bylaws to update the notice procedures required to call a meeting of the Board such that the notice must include a description of the business to be transacted at that meeting of the Board and to remove the ability for any meeting of the Board to be called without adhering to certain minimum advance notice requirements.

The Board Meetings Notice Proposal aims to enhance the Company’s corporate governance by ensuring that members of the Board are appropriately informed about the nature and substance of the business to be conducted at any meeting of the Board and that members of the Board are provided with reasonable advance notice in order to allow them to adequately prepare for the meeting and thoroughly consider such proposed business. Accordingly, we urge stockholders to approve the following resolution:

“RESOLVED, that the stockholders hereby amend Article III, Section 3.4 of the Amended and Restated Bylaws of Allied Gaming and Entertainment Inc., as amended, to (1) delete in its entirety the sentence: ‘Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.’ and (2) amend and restate the last sentence to read as follows: ‘Notice thereof stating the place, date and hour of the meeting, and a description of the business to be transacted thereat, shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, or by telephone, facsimile, telegram or e-mail on twenty-four (24) hours notice.”

The affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is required to approve the Board Meetings Notice Proposal.

WE STRONGLY URGE YOU TO VOTE “FOR” THE Board Meetings Notice Proposal. WE INTEND TO VOTE OUR SHARES “FOR” THE Board Meetings Notice Proposal.

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PROPOSAL 9

Board Approval Proposal

We are asking you to vote for the Board Approval Proposal, which seeks to amend Article III of the Bylaws to require supermajority approval of 80% of the directors serving on the Board to adopt certain corporate actions specified therein.

The Board Approval Proposal aims to enhance corporate governance by requiring supermajority approval of the Board for certain corporate actions that could have a material impact on stockholders. Given the Board’s history of what we view as misconduct intended to benefit Ourgame at the expense of the other stockholders, we believe that adopting the Board Approval Proposal will help protect the interests of all stockholders. Accordingly, we urge stockholders to approve the following resolution:

“RESOLVED, that the stockholders hereby amend Article III of the Amended and Restated Bylaws of Allied Gaming and Entertainment Inc., as amended, to add the following new section:

3.14. Greater Votes for Certain Actions. Notwithstanding anything in these Bylaws to the contrary, but subject to the provisions of the Certificate of Incorporation and applicable law that require otherwise, the Board shall not take (or permit any direct or indirect subsidiary to take) any of the following actions (or enter into an agreement to take such actions), without the approval of at least 80% of the directors then in office at a meeting for which ten (10) business days’ notice was given to all directors stating the purpose thereof (including the text of any proposed amendments to these Bylaws and any draft documentation for any act or transaction proposed to be taken that requires a director vote pursuant to this paragraph):

(a) Issue, transfer or sell (in one or a series of related transactions) more than 0.5% of the shares of Common Stock then outstanding; provided that the authorization, issuance, transfer or sale of any security of the Corporation or another entity that is convertible into or exercisable or exchangeable for (either immediately or following the passage of time or happening of events) Common Stock of the Corporation shall be deemed a sale of the number of shares of Common Stock of the Corporation that may be acquired upon such conversion, exercise or exchange;

(b) Authorize, issue, transfer or sell (i) shares of any class or series of preferred stock of the Corporation or (ii) any security of any entity that is convertible into or exercisable or exchangeable for (either immediately or following the passage of time or happening of events) shares of any class or series of preferred stock of the Corporation;

(c) declare any dividend on the shares of any capital stock of the Corporation;

(d) repurchase or redeem any shares of Common Stock of the Corporation during any calendar quarter, to the extent the shares so repurchased or redeemed would exceed 0.5% of the shares of Common Stock outstanding as of the beginning of such quarter;

(e) enter into any transaction (or series of transactions) that would result in an expenditure of the Corporation’s cash or cash-equivalents in an amount that equals or exceeds a number equal to 2% of the aggregate market capitalization of the Common Stock of the Corporation as of the close of business on the day before such transaction (or series of transactions) is first approved by the Board of Directors;

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(f) take action to cause the Corporation to cease to be listed on a national securities exchange; or

(g) approve any “business combination” with an “interested stockholder” of the Corporation (using those terms as they are defined in Section 203 of the Delaware General Corporation Law to apply to this sentence, irrespective of whether such interested stockholder is subject to the restrictions set forth in such Section 203).

Notwithstanding anything to the contrary in these Bylaws or any committee charter or resolution adopted by the Board prior to adoption of this Section 3.14, but subject to any requirement of the Certificate of Incorporation or applicable law, no committee of the Board shall exercise the power and authority of the Board with respect to any action that requires the supermajority approval of directors in accordance with this Section 3.14. The foregoing provisions of this Section 3.14 will not affect the validity of any agreement between the Corporation and any other party or parties if such agreement was approved by the Corporation prior to the adoption of this Section 3.14 pursuant to the DGCL; provided that this sentence shall not apply to amendments to any such agreement entered into on or after the adoption of this Section 3.14.”

The affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is required to approve the Board Approval Proposal.

WE STRONGLY URGE YOU TO VOTE “FOR” THE Board Approval Proposal. WE INTEND TO VOTE OUR SHARES “FOR” THE Board Approval Proposal.

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PROPOSAL 10

Board Bylaw Amendment Proposal

We are asking you to vote for the Board Bylaw Amendment Proposal, which seeks to amend Article VIII, Section 8.7 of the Bylaws to require supermajority approval of 80% of the directors serving on the Board to amend the Bylaws. Given the Board’s history of attempting to disenfranchise stockholders, including through restrictive amendments to the Bylaws, we believe that adopting the Board Bylaw Amendment Proposal will enhance the corporate governance of the Company and protect stockholders’ rights.

Accordingly, we urge stockholders to approve the following resolution:

“RESOLVED, that the stockholders hereby amend Article VIII, Section 8.7 of the Amended and Restated Bylaws of Allied Gaming and Entertainment Inc., as amended, to amend and restate the first sentence to read as follows: ‘The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation by the affirmative action of at least 80% of the directors then in office.”

The affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is required to approve the Board Bylaw Amendment Proposal.

WE STRONGLY URGE YOU TO VOTE “FOR” THE Board Bylaw Amendment Proposal. WE INTEND TO VOTE OUR SHARES “FOR” THE Board Bylaw Amendment Proposal.

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Each share of Common Stock entitles the holder to one vote on each of the matters to be voted upon at the Annual Meeting. Based on publicly available information, Knighted believes that the only class of stock of the Company entitled to vote at the Annual Meeting is its Common Stock.

Shares of Common Stock represented by properly executed BLUE universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Knighted Nominees, AGAINST the approval of the advisory vote on the compensation of the Company’s named executive officers, 1 YEAR on the advisory vote on the frequency of future advisory votes on the compensation  of the Company’s named executive officers, AGAINST the ratification of the appointment of ZH CPA, LLC as the Company’s independent registered public accounting firm, FOR the approval of the Removal Proposal, FOR the approval of the Bylaw Restoration Proposal, FOR the approval of the Board Meetings Procedures Proposal, FOR the approval of the Board Meetings Notice Proposal, FOR the approval of the Board Approval Proposal and FOR the approval of the Board Bylaw Amendment Proposal.

The Company has a classified Board, which is currently divided into three (3) classes. The terms of three (3) Class B directors expire at the Annual Meeting. The Knighted Parties and AGAE will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to three (3) nominees on the Knighted Parties’ enclosed BLUE universal proxy card. Any stockholder who wishes to vote for any combination of the Knighted Nominees and the Company’s nominees may do so on the enclosed BLUE universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than three (3) nominees or for any combination (up to three (3) total) of the Knighted Nominees and the Company’s nominees on the BLUE universal proxy card.

We believe that voting on the BLUE universal proxy card provides the best opportunity for stockholders to elect all of the Knighted Nominees and achieve the best Board composition overall. We therefore urge stockholders to use our BLUE universal proxy card to vote “FOR” the three (3) Knighted Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person.

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The Company has disclosed that the Annual Meeting will be held virtually and exclusively online via live audio-only webcast at www._________________, where the Company will offer the same participation opportunities as would be provided at an in-person meeting. No physical meeting will be held.

VOTING

Stockholder of Record

If you are a stockholder of record, you may vote at the Annual Meeting. To vote online during the annual meeting, visit www.proxyvoting.com/agae. You will need the 15-digit control number that is printed on your BLUE universal proxy card to vote online at the Annual Meeting. You may also vote by completing, signing and dating the BLUE universal proxy card or by proxy via the internet. To vote online before the Annual Meeting, go to www.proxyvoting.com/agae and transmit your voting instructions up until 11:59 p.m. Eastern time on December 29, 2024.

Beneficial Owner

According to the Company’s proxy statement, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should receive a proxy card and voting instructions from that organization. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the internet as instructed by your broker or bank. According to the Company’s proxy statement, to vote in real time at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed BLUE universal proxy card in the postage-paid envelope provided, or vote via the internet as instructed on the BLUE universal proxy card.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, a quorum will be present if stockholders holding at least a majority of the issued and outstanding shares of Common Stock entitled to vote on the Record Date are deemed present at the Annual Meeting, in person or represented by proxy. At the close of business on the Record Date, __________ shares of Common Stock were outstanding and entitled to vote. According to the Company’s proxy statement, your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote on the Record Date may adjourn the Annual Meeting to another date.

A broker non-vote occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a stockholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholder meeting. Under the rules governing brokers’ discretionary authority, if a stockholder receives proxy materials from or on behalf of both the Knighted Parties and the Company, then brokers holding shares in such stockholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal 4 (ratification of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

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VOTES REQUIRED FOR APPROVAL

Proposal 1: Election of Directors ─ According to the Company’s proxy statement, directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Accordingly, the three (3) director nominees receiving the highest number of “FOR” votes will be elected as directors. Withhold votes and broker non-votes, if any, will not affect the outcome of the vote on the election of a director.

Proposal 2: Advisory Vote to Approve the Compensation of Named Executive Officers ─ According to the Company’s proxy statement, the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting virtually or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. The Company has indicated that abstentions will be counted as votes “AGAINST” this proposal and that broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Proposal 3: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of Named Executive Officers ─ According to the Company’s proxy statement, the selection of the three options presented receiving the highest number of votes for such option will be the option recommended by stockholders, on a non-binding advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers. The Company has indicated that broker non-votes and abstentions will have no effect on the outcome of the vote on this proposal.

Proposal 4: Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting virtually or by proxy will be required to ratify the appointment of ZH CPA, LLC as the Company’s independent registered public accounting firm for fiscal 2024. The Company has indicated that abstentions will be counted as votes “AGAINST” this proposal, and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Proposal 5: Removal Proposal ─ Pursuant to the Bylaws, the removal of an incumbent director requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. If you hold your shares in street name, your broker may not vote your shares without your instruction. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Proposal 6: Bylaw Restoration Proposal ─ According to the Bylaws, the Bylaw Restoration Proposal requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. If you hold your shares in street name, your broker may not vote your shares without your instruction. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Proposal 7: Board Meetings Procedures Proposal ─ According to the Bylaws, the Board Meetings Procedures Proposal requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding as of the Record Date. If you hold your shares in street name, your broker may not vote your shares without your instruction. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

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Proposal 8: Board Meetings Notice Proposal ─ According to the Bylaws, the Board Meetings Notice Proposal requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding as of the Record Date. If you hold your shares in street name, your broker may not vote your shares without your instruction. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Proposal 9: Board Approval Proposal ─ According to the Bylaws, the Board Approval Proposal requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding as of the Record Date. If you hold your shares in street name, your broker may not vote your shares without your instruction. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Proposal 10: Board Bylaw Amendment Proposal ─ According to the Bylaws, the Board Bylaw Amendment Proposal requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding as of the Record Date. If you hold your shares in street name, your broker may not vote your shares without your instruction. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

As further discussed in the “Background to the Solicitation” section and in the Company’s proxy statement, pursuant to a letter from the Company to the Delaware Court of Chancery, the Company has agreed to treat the shares of Common Stock issued pursuant to the Restricted Share Grants as having not been authorized to vote at the Annual Meeting, and thus, as not having any voting power present for purposes of the votes with respect to the proposals listed herein or any other proposals voted on at the Annual Meeting. According to the Company’s proxy statement, the inspector of election will not count the shares of Common Stock issued pursuant to the Restricted Share Grants in either the numerator or the denominator for purposes of the votes on any proposals voted on at the Annual Meeting.

Under applicable Delaware law, appraisal rights are not applicable to the voting on any matter to be considered at the Annual Meeting. If you sign and submit your BLUE universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Knighted Parties’ recommendations specified herein and in accordance with the discretion of the persons named on the BLUE universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Knighted in care of Sodali at the address set forth on the back cover of this Proxy Statement or to the Corporate Secretary of the Company at 745 Fifth Avenue, Suite 500, New York, NY 10151, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Knighted Parties in care of Sodali at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Sodali may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Knighted Nominees and other proposals.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE KNIGHTED NOMINEES AND/OR OUR OTHER PROPOSALS, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Knighted Parties. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements. Solicitations may be made by certain of the respective directors, officers, members and employees of certain of the Knighted Parties and the Knighted Nominees, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Knighted Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees.

We have retained Sodali to provide solicitation and advisory services in connection with the Annual Meeting for which Sodali will receive a fee not to exceed $_____, together with reimbursement for its reasonable and out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Knighted Parties have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Sodali will employ approximately __ persons to solicit the Company’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Knighted Parties. Costs of this solicitation of proxies are currently estimated to be approximately $__. The Knighted Parties estimate that through the date hereof, their expenses in connection with this solicitation are approximately $__. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation. The Knighted Parties intend to seek reimbursement from the Company for expenses that we incur in connection with the solicitation of proxies for the election of the Knighted Nominees to the Board at the Annual Meeting. We do not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Knighted and the Knighted Nominees may be deemed to be participants in this solicitation under applicable SEC rules and regulations (each, a “Participant” and collectively, the “Participants”).

The principal business address of Knighted is 1933 S. Broadway, Suite 1146, Los Angeles, CA 90007.

The principal business of Knighted is investing in promising companies to support their success.

As of the date hereof, Knighted directly beneficially owns 8,906,270 shares of Common Stock. Mr. Choi, as the manager of Knighted, may be deemed to beneficially own the (i) 8,906,270 shares of Common Stock owned by Knighted, and (ii) directly beneficially owns 3,080,153 shares of Common Stock. As of the date hereof, neither Mr. Delph nor Ms. van Dijk own any shares of Common Stock.

The shares of Common Stock purchased by Knighted were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business). The shares of Common Stock purchased by Mr. Choi were purchased with personal funds.

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Between March 2024 and June 2024, Knighted prosecuted the Chancery Action against current and former members of the Board for breaches of fiduciary duties for (i) attempting to entrench themselves in office by approving an issuance of 19.9% of the Common Stock at a discounted price to entities friendly to, and managed by a director of, Ourgame, (ii) amending the Bylaws to impose supermajority voting requirements for stockholder amendments to the Bylaws, (iii) granting approximately 4.0% of the voting stock of the Company to the Company’s officers and directors through a grant of restricted shares without any performance criteria and immediate voting rights, (iv) adopting the Poison Pill to prevent further stock purchases that unfairly benefited Ourgame at the expense of other stockholders, and (v) reducing the number of directors standing for election at the Annual Meeting. Through that action, Knighted succeeded in protecting the franchise rights of stockholders of the Company by causing the defendants to terminate the Elite Transaction, rescind the Supermajority Threshold bylaw provision, restore the number of directors up for election at the Annual meeting to three, provide an exemption to Knighted from the rights plan, and disable the restricted shares from voting at the Annual meeting.

Each Participant in this solicitation, as a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the 11,986,423 shares of Common Stock owned in the aggregate by all of the Participants in this solicitation. Each Participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own. For information regarding the transactions in the securities of the Company during the past two (2) years by the Participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participant has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this Proxy Statement, there are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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OTHER MATTERS AND ADDITIONAL INFORMATION

We are unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which we are not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Sodali, at the address set forth on the back cover of this Proxy Statement, or call toll free at (800) 662-5200. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address or phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Knighted.

This Proxy Statement is dated ______, 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, stockholders who intend to present proposals at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) under Rule 14a-8 of the Exchange Act must ensure that such proposals are received by the Corporate Secretary of the Company not later than 120 calendar days in advance of the date the Company released its proxy statement to stockholders in connection with the previous year’s annual meeting, or by _________, 2025. However, if the date of the 2025 Annual Meeting is changed by more than 30 days from the first anniversary of the Annual Meeting, then the deadline for submitting a stockholder proposal will be a reasonable time before the Company first sends proxy materials for the 2025 Annual Meeting.

The Bylaws also establish an advance notice procedure for stockholders who wish to nominate persons for election to the Board or present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in the Company’s proxy statement. According to the Company’s proxy statement, the Bylaws provide that the nomination of persons for election to the Board and the proposals of business (other than pursuant to Rule 14a-8) may be made at an annual meeting by any stockholder of the Company who is entitled to vote at the meeting on such nomination or proposal and who complies with certain notice procedures. Any stockholder proposing to nominate an individual for election to the Board or make a business proposal must give written notice and certain information specified in the Bylaws to the Corporate Secretary of the Company not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting. According to the Company’s proxy statement, as a result, stockholders who intend to present nominations or proposals at the 2025 Annual Meeting must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, by no earlier than ___________, 2025, and no later than ____________, 2025.

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In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board's nominees at the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than October 31, 2025.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2025 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Knighted Parties that such procedures are legal, valid, or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few shares you own, please vote to elect the Knighted Nominees by marking, signing, dating and mailing the enclosed BLUE universal proxy card today to vote FOR the election of the Nominees and in accordance with the Knighted Parties’ recommendations on the other proposals on the agenda for the Annual Meeting.

KNIGHTED PASTURES, LLC

__________, 2024

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company

DURING THE PAST TWO YEARS

Nature of Transaction	Amount of Securities Purchased	Date of Transaction

KNIGHTED PASTURES, LLC

Purchase of Common Stock	66,857	December 12, 2023
Purchase of Common Stock	294,269	December 13, 2023
Purchase of Common Stock	28,876	January 18, 2024
Purchase of Common Stock	153,869	January 19, 2024
Purchase of Common Stock	21,300	January 22, 2024
Purchase of Common Stock	100,000	January 23, 2024
Purchase of Common Stock	159,665	January 31, 2024
Purchase of Common Stock	110,000	February 1, 2024

ROY CHOI

Purchase of Common Stock	151,993	August 28, 2023
Purchase of Common Stock	3,793	August 29, 2023
Purchase of Common Stock	1,411,102	December 12, 2023
Purchase of Common Stock	71,000	December 14, 2023
Purchase of Common Stock	1,400	December 15, 2023
Purchase of Common Stock	10,002	December 18, 2023
Purchase of Common Stock	153,532	December 19, 2023
Purchase of Common Stock	300,000	June 26, 2024
Purchase of Common Stock	258,010	June 27, 2024
Purchase of Common Stock	49,990	June 28, 2024
Purchase of Common Stock	80,000	July 1, 2024
Purchase of Common Stock	235,000	July 2, 2024
Purchase of Common Stock	45,000	July 3, 2024
Purchase of Common Stock	140,000	July 9, 2024
Purchase of Common Stock	68,331	July 10, 2024

I-1

SCHEDULE II

The following table is reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on October 29, 2024.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our common stock as of October 25, 2024, for:

each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);

each of our “named executive officers” as identified in the summary compensation table; and

all of our current directors and executive officers as a group.

The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into common stock held by that person and that are currently exercisable or that become exercisable within 60 days of October 25, 2024. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of October 25, 2024 are outstanding. Nevertheless, shares of common stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.

Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

As of the October 25, 2024, we had 44,106,014 shares of common stock issued and outstanding.

Name and Address of Beneficial Owners(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Five Percent Stockholders:
Knighted Pastures LLC(2)	11,986,423	27.2%
Ourgame International Holdings Limited(3)	11,986,523	27.2%
Blue Planet New Energy	6,000,000	13.6%
Directors and Named Executive Officers:
Yinghua Chen(4)(5)	1,201,124	2.7%
Roy Anderson(6)	25,204	*
Yangyang Li(7)	60,000	*
Jingsheng (Jason) Lu(8)	12,036,523	27.3%
Guanzhou (Jerry) Qin(9)	30,000	*
Yushi Guo(10)	30,000	*
Yuanfei Qu(11)	20,000	*
Zongmin (Philip) Ding	0	*
All current directors and executive officers, as a group	13,402,851	30.3%

II-1

__________________

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 745 Fifth Ave, Suite 500, New York, NY 10151. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
(2)	Based on a joint Schedule 13D/A filed on October 25, 2024, by Knighted Pastures LLC and Roy Choi. Includes (i) 3,080,153 shares of Company common stock held directly by Roy Choi, (ii) 8,906,270 shares of Company common stock held directly by Knighted Pastures LLC.
(3)	Based on a joint Schedule 13D filed on October 3, 2024, filed by Primo Vital Ltd. (“Primo”), Ourgame International Holdings Limited (“Ourgame”), and Jingsheng Lu. Primo is the wholly-owned subsidiary of Ourgame and is the record holder of 11,986,523 shares of the Company’s common stock. Ourgame has the power to vote or direct the voting of 11,986,523 shares of common stock and has the power to dispose or direct the disposition of 11,986,523 shares of common stock.
(4)	Consists of (i) 1,104,874 shares of Company common stock held directly and (ii) options to purchase 96,250 shares of common stock that are exercisable within 60 days after October 25, 2024.
(5)	Does not include certain shares of Company common stock granted to certain directors and executive officers of the Company for which Yinghua Chen, as Chief Executive Officer of the Company, has discretionary voting authority. Ms. Chen disclaims any beneficial ownership in such shares except to the extent of any pecuniary interest held by her.
(6)	Consists of 25,204 shares of Company common stock held directly.
(7)	Consists of (i) 30,000 shares of Company common stock held directly, and (ii) options to purchase 30,000 shares of common stock that are exercisable within 60 days after October 25, 2024.
(8)	Mr. Lu serves as an executive director and the Chief Executive Officer of Ourgame, the wholly-owned parent of Primo, and as the sole director of Primo. Mr. Lu may exercise voting and dispositive power over the shares beneficially owned by Primo and disclaims any beneficial ownership in such shares except to the extent of his pecuniary interest in Ourgame. Shares consists of (i) 20,000 shares of Company common stock held directly, (ii) options to purchase 30,000 shares of common stock that are exercisable within 60 days after October 25, 2024, and (iii) 11,986,523 shares of common stock held by Primo.
(9)	Consists of 30,000 shares of Company common stock held directly.
(10)	Consists of 30,000 shares of Company common stock held directly.
(11)	Consists of 20,000 shares of Company common stock held directly.

II-2

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of AGAE Common Stock you own, please give us your proxy FOR the election of the Knighted Nominees and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by SIGNING, DATING AND MAILING the enclosed BLUE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of AGAE Common Stock are held in the name of a broker, only it can vote such shares of AGAE Common Stock and only upon receipt of your specific instructions. Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Sodali at the phone number or address set forth below.

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of the Knighted Parties’ proxy materials,

please contact:

430 Park Avenue, 14th Floor,

New York, NY 10022

Banks and Brokers Call: (203) 658-9400

Stockholders Call Toll Free: (800) 662-5200

E-mail: AGAE@investor.sodali.com

BLUE UNIVERSAL PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 31, 2024

ALLIED GAMING & ENTERTAINMENT INC.

2024 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY AND ON BEHALF OF KNIGHTED PASTURES, LLC AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF ALLIED GAMING & ENTERTAINMENT INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X           Y

The undersigned appoints Roy Choi, Andrew Freedman, William Dooley, and Michael Verrechia, and each of them, as attorneys and agents with full power of substitution to vote all shares of common stock of Allied Gaming & Entertainment Inc., a Delaware corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the 2024 annual meeting of stockholders of the Company scheduled to be held on December 30, 2024 at ____ _.m., _______ Eastern time (including any adjournments or postponements thereof, and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Knighted Pastures, LLC (together with the other participants in its solicitation, “Knighted”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “for” THE THREE (3) KNIGHTED NOMINEES IN PROPOSAL 1, “AGAINST” PROPOSAL 2, “1 YEAR” ON PROPOSAL 3, “AGAINST” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6, “FOR” PROPOSAL 7, “FOR” PROPOSAL 8, “FOR” PROPOSAL 9, AND “FOR” PROPOSAL 10.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Knighted solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

KNIGHTED STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “for” THE THREE KNIGHTED NOMINEES, AND NOT TO VOTE “FOR” THE THREE COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES “FOR” UP TO THREE NOMINEES IN TOTAL. You are permitted to vote for less than THREE nominees. IMPORTANTLY, IF YOU MARK MORE THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY “FOR” THE NOMINEE YOU HAVE SO MARKED.

1.	Election of three Class B directors to serve on the Company’s Board of Directors until the Company’s 2027 annual meeting of stockholders and until their successors have been duly elected and qualified.
KNIGHTED Nominees	FOR	WITHHOLD
a) Roy Choi	☐	☐
b) Walter Ivey Delph III	☐	☐
c) Jennifer van Dijk	☐	☐

COMPANY Nominees OPPOSED BY KNIGhTED	FOR	WITHHOLD
a) Mao Sun	☐	☐
b) Jingsheng (Jason) Lu	☐	☐
c) Guanzhou (Jerry) Qin	☐	☐

 KNIGHTED RECOMMENDS YOU VOTE “AGAINST” PROPOSAL 2.

2.	The Company’s proposal to approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

KNIGHTED RECOMMENDS YOU VOTE “1 YEAR” WITH RESPECT TO PROPOSAL 3.

3.	The Company’s proposal to approve, in a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

KNIGHTED RECOMMENDS YOU VOTE “AGAINST” PROPOSAL 4.

4.	The Company’s proposal to ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

☐ FOR	☐ AGAINST	☐ ABSTAIN

BLUE UNIVERSAL PROXY CARD

KNIGHTED RECOMMENDS YOU VOTE “FOR” PROPOSAL 5.

5.	Knighted’s proposal to remove for cause three (3) incumbent members of the Company’s Board of Directors: Class A director Yangyang Li, and Class C directors Yushi Guo and Yuanfei Qu.

INCUMBENT DIRECTORS	FOR Removal	AGAINST	ABSTAIN
a) Yangyang Li	☐	☐	☐
b) Yushi Guo	☐	☐	☐
c) Yuanfei Qu	☐	☐	☐

KNIGHTED RECOMMENDS YOU VOTE “FOR” PROPOSAL 6.

6.	Knighted’s proposal to repeal any provision of the Company’s Amended and Restated Bylaws, as amended, adopted by the Company’s Board of Directors without stockholder approval subsequent to June 15, 2024.

☐ FOR	☐ AGAINST	☐ ABSTAIN

KNIGHTED RECOMMENDS YOU VOTE “FOR” PROPOSAL 7.

7.	Knighted’s proposal to approve an amendment to Article III, Section 3.4 of the Company’s Amended and Restated Bylaws, as amended, to add that meetings of the Company’s Board of Directors may be called by any two directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

KNIGHTED RECOMMENDS YOU VOTE “FOR” PROPOSAL 8.

8.	Knighted’s proposal to approve an amendment to Article III, Section 3.4 of the Company’s Amended and Restated Bylaws, as amended, to update the notice procedures required to call a meeting of the Board such that the notice must include a description of the business to be transacted at that meeting of the Company’s Board of Directors and to remove the ability for the meeting to be called without meeting certain minimum advance notice requirements.

☐ FOR	☐ AGAINST	☐ ABSTAIN

KNIGHTED RECOMMENDS YOU VOTE “FOR” PROPOSAL 9.

9.	Knighted’s proposal to approve an amendment to Article III of the Company’s Amended and Restated Bylaws, as amended, to require supermajority approval of 80% of the directors serving on the Company’s Board of Directors to adopt certain corporate actions specified therein.

☐ FOR	☐ AGAINST	☐ ABSTAIN

KNIGHTED RECOMMENDS YOU VOTE “FOR” PROPOSAL 10.

10.	Knighted’s proposal to approve an amendment to Article VIII, Section 8.7 of the Company’s Amended and Restated Bylaws, as amended, to require supermajority approval of 80% of the directors serving on the Company’s Board of Directors to amend the Company’s Amended and Restated Bylaws, as amended.

☐ FOR	☐ AGAINST	☐ ABSTAIN

BLUE UNIVERSAL PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.